UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01596

FPA CAPITAL FUND, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA		90025
(Address of principal executive offices)		(Zip code)

(Name and address of agent for service)		Copy to:

J. RICHARD ATWOOD, PRESIDENT FPA CAPITAL FUND, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2019

Item 1:  Report to Shareholders.

FPA Capital Fund, Inc.

Annual Report

March 31, 2019

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the Fund's shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the FPA Funds website (fpa.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at fpa.com (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 638-3060. Your election to receive reports in paper will apply to all funds held with the FPA Funds or through your financial intermediary.

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

March 31, 2019 marked the end of the FPA Capital Fund, Inc.'s ("Fund") fiscal year 2018. US stocks were very volatile during the second half of the fiscal year. The Russell 2500 was down 18.49% during the fourth quarter of 2018 and was up 15.82% during the first quarter of 2019.

Being an absolute value investor continues to be challenging. The chart below depicts the forward price-to-book of companies in the value index versus the growth index. The spread widened from about -0.5 at the height of great financial crisis to about -2.2 today.1 The lower the spread, the cheaper value companies are relative to growth companies.

1  https://www.msn.com/en-us/money/markets/bernstein-quants-see-historic-divergence-favoring-value-stocks/ar-BBUs8GM

  Source: www.msn.com, Bernstein Quants See Historic Divergence Favoring Value Stocks, dated 3/6/2019.

  Price-to-book is calculated by taking the market value per share divided by the book value per share, where book value per share is ((total assets-total liabilities)/number of shares outstanding).

FPA CAPITAL FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Cash is Optionality

Long-time investors will have noted that the Fund's cash level has been slowly coming down since it hit a 10-year high in the fourth quarter of 2016 (37.2%). The Fund's cash level stood at approximately 28.5% at the end of 2018. As the market sold off during the 4Q 2018, we put cash to work in stocks we know well and initiated positions in a few new opportunities where we were waiting for the right price. However in 1Q 2019, the Russell 2500 rallied 15.82% and the Fund was up 15.89% during that period. We looked to capture some of these gains by selling stocks into the rally and again building up the Fund's cash levels for the next correction. This is how you would expect us to act during a downturn and rally scenario and we would be happy to do the same thing again and again. Put most succinctly, buy low, sell high is what we are trying to do.

This is an opportune time to remind our fellow shareholders how we think about cash. Cash is more than just an asset class with a low-single digit return. It is a free call on liquidity when there is no liquidity in the market. Cash is the only asset class you can be sure will hold its value on a relative basis when the market is selling off. Most importantly, we think cash adds optionality to the portfolio. If the market sells off, we can put additional capital to work both in existing names and new names we have patiently waited to come down to our purchase levels. On the flipside, investment firms that were fully invested were likely forced sellers in 4Q 2018. The Fund, however, was able to take advantage of this dislocation and we were net buyers. With the strong rally in the Fund's portfolio since bottoming in December, we have again built up the Fund's cash levels, increasing our optionality and potential liquidity to take advantage of the next downturn whenever it should arise.

FPA CAPITAL FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Year in Review

We had a very active twelve months. Since the end of the Fund's last fiscal year on March 31, 2018, we initiated many new positions:

Table 1: Portfolio Activity — April 1, 2018 through March 31, 20192

New Position	Eliminated	Bought and Sold	Sold and Bought
Ambarella	ARRIS International	Undisclosed (2)	Arrow Electronics
The Cheesecake Factory	Cubic Corporation
Carter's	Houghton Mifflin Harcourt Company
Dana	Helmerich & Payne
First Hawaiian	Matson
Investors Bancorp	Spirit Airlines
MKS Instruments	Tenneco
Vail Resorts	Veeco Instruments
Ryder Systems	Undisclosed (3)
Valmont Industries
Undisclosed (1)

Top 5 / Bottom 53 Contributors — Last 12 Months (LTM) ending March 31, 2019

Top 5	Performance Contribution	Bottom 5	Performance Contribution
LTM		LTM
Rowan Companies	1.11%	Western Digital	-2.93%
Spirit Airlines	0.92%	Cimarex Energy	-1.31%
SM Energy	0.91%	Allegiant Travel	-1.11%
Arris International	0.67%	Noble Energy	-1.01%
Aaron's Inc.	0.60%	Graphic Packaging Holding	-0.64%
	4.21%		-7.00%

2  Portfolio composition will change due to ongoing management of the Fund. References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio manager, FPA, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

3  Reflects the top contributors and top detractors to the Fund's performance based on contribution to return for the quarter and the fiscal year. Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The weights of the top 5 / bottom 5 performers within the portfolio for the last twelve months as of March 31, 2019 were: Rowan Companies (0.0%), Spirit Airlines (0.0%), SM Energy (2.7%), Arris International (0.0%), Aaron's Inc. (2.3%), Western Digital (5.5%), Cimarex Energy (5.0%), Allegiant Travel (3.8%), Noble Energy (3.1%), and Graphic Packaging Holding (2.4%). The weights of the top 5 / bottom 5 performers within the portfolio for the last quarter as of March 31, 2019 were: Western Digital (5.5%), Allegiant Travel (3.8%), Patterson UTI Energy (3.4%), Rowan Companies (0.0%), Noble Energy (3.1%), Valmont Industries (1.2%), Gentex (1.1%), Undisclosed (1.1%), Vail Resorts (1.3%), and Cheesecake Factory (1.1%). The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter or the fiscal year. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the quarter and/or the fiscal year is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed. Past performance is no guarantee, nor is it indicative, of future results.

FPA CAPITAL FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Top 5 / Bottom 53 Contributors — Recent Quarter 1Q 2019

Top 5	Performance Contribution	Bottom 5	Performance Contribution
1Q19		1Q19
Western Digital	1.44%	Valmont Industries	-0.04%
Allegiant Travel	1.43%	Gentex	0.04%
Patterson UTI Energy	1.40%	Undisclosed	0.04%
Rowan Companies	1.27%	Vail Resorts	0.06%
Noble Energy	1.06%	Cheesecake Factory	0.08%
	6.60%		0.18%

Western Digital (WDC)

Western Digital was the Fund's worst performing holding in the last fiscal year (it detracted 2.93% from performance), but rallied 31% in 1Q 2019. The Fund's Western Digital investment contributed 1.44% of the Fund's Q1'2019 returns. As the stock price went lower in 2018, we increased the Fund's share count by 33% into the weakness. We thought now would be a good opportunity to review our investment thesis, talk about what we got wrong, and why it is our biggest position today.

Investment Thesis

Western Digital is a market leader in non-volatile memory offering both Hard Disc Drives (HDDs) and Solid-state Drives (SSDs). We believe that the memory market is benefitting from multiple mega-trends (e.g. Internet of Things, Artificial Intelligence, Big Data, cloud, autonomous vehicles, etc.) that will continue to drive overall demand higher for years to come. Furthermore, in our view, the industry structure for both HDDs and SSDs are such that we can expect rational actions from the major players to help rebalance supply and demand. We believe this presents a ripe situation for the major players to earn good returns over the cycle as the market normalizes. Furthermore, with the stock trading at $48.06 (closing price on 03/31/19), we think this presents a compelling opportunity to own a company that we believe can compound earnings at a cheap valuation, a rare combination.

3  Reflects the top contributors and top detractors to the Fund's performance based on contribution to return for the quarter and the fiscal year. Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The weights of the top 5 / bottom 5 performers within the portfolio for the last twelve months as of March 31, 2019 were: Rowan Companies (0.0%), Spirit Airlines (0.0%), SM Energy (2.7%), Arris International (0.0%), Aaron's Inc. (2.3%), Western Digital (5.5%), Cimarex Energy (5.0%), Allegiant Travel (3.8%), Noble Energy (3.1%), and Graphic Packaging Holding (2.4%). The weights of the top 5 / bottom 5 performers within the portfolio for the last quarter as of March 31, 2019 were: Western Digital (5.5%), Allegiant Travel (3.8%), Patterson UTI Energy (3.4%), Rowan Companies (0.0%), Noble Energy (3.1%), Valmont Industries (1.2%), Gentex (1.1%), Undisclosed (1.1%), Vail Resorts (1.3%), and Cheesecake Factory (1.1%). The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter or the fiscal year. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the quarter and/or the fiscal year is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed. Past performance is no guarantee, nor is it indicative, of future results.

FPA CAPITAL FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

What We Got Wrong Last Year

While we understood that Western Digital's business is inherently cyclical, we underestimated the magnitude of this current cycle. In particular, we had not expected two of the biggest end-markets for NAND flash (the memory chip used in SSDs), mobile and cloud, to correct simultaneously. As that demand disappointed relative to expectations, supply was just starting to ramp up and exceeded estimates. The mismatch of supply and demand sent prices tumbling and investors adopted a shoot first, ask questions later approach to their selling in the memory space. We reflected on what we could have done differently: cyclical companies' sizing needs to be adjusted to the current point in the cycle rather than the cycle average. We have incorporated this learning across the rest of the book.

Why It is Still One of the Fund's Biggest Positions Today

In our view, the underlying thesis behind the Western Digital investment has not changed. What has changed in the last fiscal year is the price of the stock (cheaper) and the point in the cycle (closer to trough). While Western Digital stock price has rallied 31% in the first quarter of 2019, we believe there is substantial upside opportunity as we expect the street to begin to look through the down cycle as we approach the trough and begin to value the firm on its meaningfully higher normalized earnings potential.

Energy Investments

Recap of Q4'2018

A few of our energy holdings were some of the Fund's biggest detractors during fiscal year 2018. As previously detailed in the Fund's year-end webcast presentation (please refer to the FPA website4), we believed that the significant drawdown in oil prices during the fourth quarter was more a product of broad based risk-off sentiment than actual oil fundamentals. Now that a few months have gone by, we can confirm that was indeed the case as OECD oil inventories drew modestly in Q4'2018 despite a temporary supply surge by the Gulf States. Demand — contrary to fears painted in the media — was much stronger than consensus figures5 showing a year over year increase of over two million barrels per day (mmb/d). China increased year over year consumption by over 20%.6 We used the sell off as an opportunity to buy more shares in the Fund's existing energy holdings in Q4 2018 (~23% portfolio weight) and have trimmed the Fund's total energy exposure down in Q1 2019 (~18% portfolio weight). The Fund's energy investments contributed 5.89% of its Q1 2019 returns.

	Q4'18 Share Count Change	Q1'19 Share Count Change	12/31/18 Weight	03/31/19 Weight
Frank's International	50%	0%	3.2%	3.5%
Noble Energy	24%	-40%	4.1%	3.1%
Patterson-UTI Energy	33%	-30%	3.8%	3.4%
Rowan Companies	103%	-100%	2.9%	0.0%
SM Energy Company	67%	-43%	4.5%	2.7%
Cimarex Energy	-3%	0%	4.7%	5.0%
			23.2%	17.7%

4  www.fpa.com

5  We use "apparent" demand to gauge global consumption. In short, OECD demand can be calculated as production +/- changes in inventories. Non-OECD countries largely consume on a hand-to-mouth basis.

6  Source: Cornerstone Analytics. Reports released January 22, 2019, March 11, 2019. March 18, 2019.

FPA CAPITAL FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Update on Supply & Demand

So far through 2019, inventories have drawn counter seasonally due to continued strong global demand and restrained supply. On the demand side, January/February apparent demand growth was up 1.8 mmb/d versus the same period last year.7 Once again, despite trade war fears, Chinese customs data shows year over year consumption growth up ~260 thousand barrels per day in January and 2.3 mmb/d in February.8 On the supply side, OPEC's monthly crude production output has declined by around 1.7 mmb/d from November 2018 through February 2019 as quota cuts have kicked in and as suppliers like Venezuela remain in free fall.9

Thesis Checkpoints

In the last letter, we discussed our bottoms up approach to evaluating individual energy securities and the importance of monitoring oil prices relative to an estimated range of the global marginal cost of production. One is purely company specific analysis, while the latter helps establish a view of where we are in the industry cycle. As part of the latter research, we meticulously track global oil inventories to make sure we are going in the right direction, as inventories generally have an inverse correlation to changes in crude prices. As it stands, the most recent data shows that global OECD inventories are below normal and year-ago levels, but still ~80-130 million barrels above levels that would correlate to $80+ oil (what we believe is OPEC's fiscally driven target).

Both OECD Europe and OECD Asia Pacific inventories are well below normal levels, but North America — predominantly the U.S. — remains oversupplied, which is why OPEC has significantly reduced exports to the region (see chart below).

Source: Cornerstone Analytics, 3/14/2019

7  Source: Cornerstone Analytics, March 18, 2019

8  Source: Cornerstone Analytics, March 11, 2019

9  Source: Cornerstone Analytics, March 18, 2019

FPA CAPITAL FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

We believe inventory drawdowns in the U.S. will be a major driver of oil prices and equity returns this year. Fortunately, inventory levels are released every week by the Department of Energy, allowing us to monitor results closely and determine if our thesis is on track or going astray. Our expectation is to see crude and product inventories decline over the coming months, as illustrated in the blue line in the bottom left chart.

Source: Department of Energy, Weekly Petroleum Status Reports; As of 3/29/19.

Key factors driving US inventories include:

1. Domestic Production Growth — Hovering between 11.9 mmb/d and 12.2 mmb/d since January 7th, due to pipeline constraints, lower commodity prices, and a significant reduction in spending plans during 2019 as upstream producers have become more oriented to producing free cash flow.

2. Net Imports — On one hand, you have U.S. producers/refiners that are incentivized to export US crude and crude products abroad to capture the spread between Brent and West Texas Intermediate pricing, and on the other you have OPEC actively (and passively via deterioration/sanctions in places like Venezuela) restraining import shipments. Reduced OPEC imports has been the key driver behind a drawdown in total product inventories that began in mid-February and our read of OPEC commentary is that this policy will remain in place until the glut in the U.S. is, at the very least, eliminated. Further, our sense is that gross exports (which, when growing, put downward pressure on inventories) may be temporarily restrained. Specifically, it appears that refineries around the world are extending their maintenance work in 1H19 (suppressing utilization) to support a potential windfall later this year as IMO 2020 influences higher middle distillate usage in the marine shipping industry.10

10  https://www.bloomberg.com/news/articles/2019-03-18/oil-refiners-next-boom-is-revealed-in-what-they-re-not-doing Source: www.bloomberg.com, Oil Refiners Are Getting Ready to Run Flat Out, dated 3/17/2019.

FPA CAPITAL FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

We will continue to closely monitor U.S. inventories and the underlying drivers. As always, we will adjust the portfolio accordingly, selling on strength or on data that invalidates any prior research conclusions.

Q1'19 Review

The first quarter of 2019 was a successful one for the Fund. The Fund was up 15.89% (ranked in 14th percentile in its Morningstar category11).

Only one of the Fund's investments, Valmont, detracted from performance during the quarter — and only by -0.04%. Valmont is a manufacture of metal products across four businesses: poles & towers for lighting, traffic, and cell service; utility transmission and distribution structures and wind towers; galvanizing metal services; and irrigation. The management team is focused on free cash flow generation and the company has a strong balance sheet (e.g., low interest rate debt that is not due until 2044 and 2054). One of our other weaker performers in the quarter contributed +0.04% to the Fund's performance. The name of this holding is not yet disclosed. It is a US homebuilder that is focused on first-time, entry-level home buyers.

In Conclusion

The year is off to a good start, but we will remain ever vigilant. Should we see disruption similar to what we saw at the end of last year, we will look for opportunities to deploy cash at what we believe to be favorable risk/reward levels. As always, we thank our fellow shareholders for the trust you have placed in us and for the opportunity to manage a portion of your capital.

Sincerely,

Arik Ahitov
Portfolio Manager
April 2019

11  The Fund is in the U.S. Fund Mid-Cap Value Morningstar category. Please see important disclosures at the end of this commentary.

FPA CAPITAL FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Fund shares are presently offered for sale only to existing shareholders and to directors, officers and employees of the Fund, the Adviser, and affiliated companies, and their immediate relatives.

Performance data quoted in this letter represents past performance and neither indicates nor guarantees future performance. The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Portfolio composition will change due to ongoing management of the Fund.

The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index.

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The funds may purchase foreign securities which are subject to interest rate, currency exchange rate, economic and political risks: this may be enhanced when investing in emerging markets. Small and mid-cap stocks involve greater risks and they can fluctuate in price more than larger company stocks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA CAPITAL FUND, INC.

HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA Capital Fund, Inc. vs. Russell 2500 from April 1, 2009 to March 31, 2019

Past performance is not indicative of future performance. Current performance may be higher or lower than the performance data shown above. The Fund's most recent month-end performance can be obtained online at www.fpafunds.com. The Index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem, your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpa.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on pages 16 and 20. The Prospectus details the Fund's objective and policies, fees, and other matters of interest to prospective investors. Please read the prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpa.com, by email at crm@fpa.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

FPA CAPITAL FUND, INC.

PORTFOLIO SUMMARY

March 31, 2019

Common Stocks		70.4%
Exploration & Production	10.7%
Banks	9.0%
Oil & Gas Services & Equipment	6.9%
Technology Distributors	6.0%
Computer Hardware & Storage	5.5%
Communications Equipment	3.9%
Airlines	3.8%
Auto Parts	3.4%
Agricultural Machinery	3.0%
Semiconductor Devices	2.5%
Hotels, Restaurants & Leisure	2.4%
Containers & Packaging	2.4%
Consumer Goods — Rental	2.3%
Semiconductor Manufacturing	2.0%
Apparel, Footwear & Accessory Design	1.6%
Logistics Services	1.6%
Fabricated Metal & Hardware	1.2%
Infrastructure Software	1.1%
Other Common Stocks	1.1%
Bonds & Debentures		22.4%
Short-term Investments		7.3%
Other Assets And Liabilities, Net		(0.1)%
Net Assets		100.0%

FPA CAPITAL FUND, INC.
PORTFOLIO OF INVESTMENTS

March 31, 2019

COMMON STOCKS	Shares	Fair Value
EXPLORATION & PRODUCTION — 10.7%
Cimarex Energy Co.	196,185	$13,713,332
Noble Energy, Inc.	343,844	8,503,262
SM Energy Co.	420,454	7,353,740
		$29,570,334
BANKS — 9.0%
Capitol Federal Financial, Inc.	691,734	$9,234,649
First Hawaiian, Inc.	228,441	5,950,888
Investors Bancorp, Inc.	799,697	9,476,409
		$24,661,946
OIL & GAS SERVICES & EQUIPMENT — 6.9%
Frank's International NV (Netherlands)(a)	1,555,904	$9,662,164
Patterson-UTI Energy, Inc.	666,215	9,340,334
		$19,002,498
TECHNOLOGY DISTRIBUTORS — 6.0%
Arrow Electronics, Inc.(a)	53,407	$4,115,544
Avnet, Inc.	288,330	12,504,872
		$16,620,416
COMPUTER HARDWARE & STORAGE — 5.5%
Western Digital Corp.	313,827	$15,082,526
COMMUNICATIONS EQUIPMENT — 3.9%
InterDigital, Inc.	162,735	$10,737,255
AIRLINES — 3.8%
Allegiant Travel Co.	80,841	$10,466,484
AUTO PARTS — 3.4%
Dana, Inc.	363,310	$6,445,119
Gentex Corp.	142,579	2,948,534
		$9,393,653
AGRICULTURAL MACHINERY — 3.0%
AGCO Corp.	119,188	$8,289,525
SEMICONDUCTOR DEVICES — 2.5%
Ambarella, Inc.(a)	160,697	$6,942,110

FPA CAPITAL FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2019

COMMON STOCKS — Continued	Shares	Fair Value
HOTELS, RESTAURANTS & LEISURE — 2.4%
Cheesecake Factory, Inc. (The)	61,252	$2,996,448
Vail Resorts, Inc.	17,027	3,699,967
		$6,696,415
CONTAINERS & PACKAGING — 2.4%
Graphic Packaging Holding Co.	515,805	$6,514,617
CONSUMER GOODS — RENTAL — 2.3%
Aaron's, Inc.	118,083	$6,211,166
SEMICONDUCTOR MANUFACTURING — 2.0%
MKS Instruments, Inc.	60,036	$5,586,350
APPAREL, FOOTWEAR & ACCESSORY DESIGN — 1.6%
Carter's, Inc.	43,153	$4,349,391
LOGISTICS SERVICES — 1.6%
Ryder System, Inc.	69,335	$4,298,077
FABRICATED METAL & HARDWARE — 1.2%
Valmont Industries, Inc.	25,971	$3,378,827
INFRASTRUCTURE SOFTWARE — 1.1%
Cision Ltd.(a)	223,167	$3,073,010
OTHER COMMON STOCKS — 1.1%(a)(b)		$2,927,122
TOTAL COMMON STOCKS — 70.4% (Cost $180,666,135)		$193,801,722

FPA CAPITAL FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2019

BONDS & DEBENTURES	Principal Amount	Fair Value
U.S. TREASURIES — 22.4%
U.S. Treasury Notes — 0.75% 7/15/2019	$10,000,000	$9,950,078
U.S. Treasury Notes — 1.25% 4/30/2019	10,000,000	9,988,711
U.S. Treasury Notes — 1.25% 8/31/2019	7,000,000	6,964,535
U.S. Treasury Notes — 1.50% 5/31/2019	7,500,000	7,487,344
U.S. Treasury Notes — 1.50% 10/31/2019	10,000,000	9,944,688
U.S. Treasury Notes — 1.625% 6/30/2019	10,000,000	9,978,008
U.S. Treasury Notes — 1.75% 9/30/2019	7,500,000	7,473,779
TOTAL U.S. TREASURIES (Cost $61,783,106)		$61,787,143
TOTAL BONDS & DEBENTURES — 22.4% (Cost $61,783,106)		$61,787,143
TOTAL INVESTMENT SECURITIES — 92.8% (Cost $242,449,241)		$255,588,865
SHORT-TERM INVESTMENTS — 7.3%
State Street Bank Repurchase Agreement — 0.50% 4/1/2019 (Dated 03/29/2019, repurchase price of $20,037,835, collateralized by $20,310,000 principal amount U.S. Treasury Notes — 2.375% 2022, fair value $20,442,523)	$20,037,000	$20,037,000
TOTAL SHORT-TERM INVESTMENTS (Cost $20,037,000)		$20,037,000
TOTAL INVESTMENTS — 100.1% (Cost $262,486,241)		$275,625,865
Other Assets and Liabilities, net — (0.1)%		(273,136)
NET ASSETS — 100.0%		$275,352,729

(a)  Non-income producing security.

(b)  As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

See accompanying Notes to Financial Statements.

FPA CAPITAL FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

March 31, 2019

ASSETS
Investment securities — at fair value (identified cost $242,449,241)	$255,588,865
Short-term investments — at amortized cost (maturities 60 days or less)	20,037,000
Cash	539
Receivable for:
Investment securities sold	13,651,992
Dividends and interest	611,588
Capital Stock sold	4,291
Total assets	289,894,275
LIABILITIES
Payable for:
Investment securities purchased	13,885,454
Capital Stock repurchased	345,404
Advisory fees	156,653
Accrued expenses and other liabilities	154,035
Total liabilities	14,541,546
NET ASSETS	$275,352,729
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 100,000,000 shares; outstanding 8,800,156 shares	$88,002
Additional Paid-in Capital	262,403,733
Distributable earnings	12,860,994
NET ASSETS	$275,352,729
NET ASSET VALUE
Offering and redemption price per share	$31.29

See accompanying Notes to Financial Statements.

FPA CAPITAL FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2019

INVESTMENT INCOME
Dividends	$3,648,103
Interest	1,683,968
Total investment income	5,332,071
EXPENSES
Advisory fees	2,123,550
Director fees and expenses	186,499
Transfer agent fees and expenses	142,692
Legal fees	103,229
Reports to shareholders	94,366
Filing fees	56,938
Audit and tax services fees	48,294
Custodian fees	28,977
Administrative services fees	16,815
Other professional fees	15,256
Other	14,273
Total expenses	2,830,889
Net investment income	2,501,182
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Investments	18,637,349
Net change in unrealized appreciation (depreciation) of:
Investments	(28,123,529)
Net realized and unrealized loss	(9,486,180)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,984,998)

See accompanying Notes to Financial Statements.

FPA CAPITAL FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 31, 2018
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$2,501,182	$776,062
Net realized gain	18,637,349	94,543,646
Net change in unrealized appreciation (depreciation)	(28,123,529)	(119,297,810)
Net decrease in net assets resulting from operations	(6,984,998)	(23,978,102)
Distributions to shareholders	(12,466,718)	(24,352,698)
Capital Stock transactions:
Proceeds from Capital Stock sold	3,942,335	15,636,936
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	10,426,382	21,393,932
Cost of Capital Stock repurchased	(72,830,501)	(424,875,180)*
Net decrease from Capital Stock transactions	(58,461,784)	(387,844,312)
Total change in net assets	(77,913,500)	(436,175,112)
NET ASSETS
Beginning of Year	353,266,229	789,441,341
End of Year	$275,352,729	$353,266,229
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	123,687	445,345
Shares issued to shareholders upon reinvestment of dividends and distributions	369,414	618,132
Shares of Capital Stock repurchased	(2,264,994)	(12,184,122)
Change in Capital Stock outstanding	(1,771,893)	(11,120,645)

*  Net of redemption fees of $36,394 for the year ended March 31, 2018, see Note 6.

See accompanying Notes to Financial Statements.

FPA CAPITAL FUND, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended March 31,
	2019	2018	2017	2016	2015
Per share operating performance:
Net asset value at beginning of year	$33.42	$36.39	$32.41	$37.66	$47.46
Income from investment operations:
Net investment income*	0.26	0.05	0.05	0.12	0.03
Net realized and unrealized gain (loss) on investment securities	(1.05)	(1.47)	5.80	(4.92)	(5.02)
Total from investment operations	(0.79)	(1.42)	5.85	(4.80)	(4.99)
Less distributions:
Dividends from net investment income	(0.25)	—	(0.10)	(0.12)	—
Distributions from net realized capital gains	1.09)	(1.55)	(1.77)	(0.33)	(4.81)
Total distributions	(1.34)	(1.55)	(1.87)	(0.45)	(4.81)
Redemption fees	—	— **	— **	— **	— **
Net asset value at end of year	$31.29	$33.42	$36.39	$32.41	$37.66
Total investment return***	(1.92)%	(4.05)%	18.09%	(12.74)%	(11.49)%
Ratios/supplemental data:
Net assets, end of year (in $000's)	$275,353	$353,266	$789,441	$759,467	$1,076,477
Ratio of expenses of average net assets	0.89%	0.83%	0.80%	0.77%	0.83%
Ratio of net investment income to average net assets	0.78%	0.15%	0.14%	0.34%	0.08%
Portfolio turnover rate	82%	66%	23%	45%	38%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See accompanying Notes to Financial Statements.

FPA CAPITAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

March 31, 2019

NOTE 1 — Significant Accounting Policies

FPA Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.   Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.   Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.   Recent Accounting Pronouncements

In August 2018, FASB issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. An entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. The Adviser is currently evaluating the impact of this new guidance on the Fund's financial statements.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and

FPA CAPITAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Covered Call Options: In an effort to increase potential income, the Fund may write (i.e. sell) covered call options listed on a national securities exchange. When the Fund writes a listed call option, the purchaser has the right to buy a security from the Fund at a fixed exercise price any time before the option contract expires, regardless of changes in the market price of the underlying security. The Fund writes options only on securities it owns (covered options) and must retain ownership of the underlying security while the option is outstanding. Until the option expires, the Fund cannot profit from a rise in the market price of the underlying security over the exercise price, except insofar as the premium which the Fund receives, net of commissions, represents a profit. The premium paid to the Fund is the consideration for undertaking this obligation. If a covered call option written by the Fund expires unexercised, the Fund realizes a capital gain on the expiration date equal to the premium received at the time the option was written. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or a capital loss if the cost of the closing option is more than the premium received from writing the option.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

FPA CAPITAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $185,055,419 for the year ended March 31, 2019. The proceeds and cost of securities sold resulting in net realized gains of $18,637,349 aggregated $247,754,315 and $229,116,966, respectively, for the year ended March 31, 2019. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the Fund had the following components of distributable earnings at March 31, 2019:

Unrealized appreciation	$10,696,503
Undistributed net investment income	684,186
Accumulated net realized gains	1,480,305

As of March 31, 2019, the Fund utilized $7,783,327 of prior year capital loss carryforward to offset current year realized gains.

The tax status of distributions paid during the fiscal years ended March 31, 2019 and 2018 were as follows:

	2019	2018
Dividends from ordinary income	$2,371,565	$887,789
Distributions from long-term capital gains	10,095,153	23,464,909

The Fund designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3)(C), the amounts necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax period ended March 31, 2019.

The cost of investment securities held at March 31, 2019, was $244,892,363 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investment at March 31, 2019, for federal income tax purposes was $19,991,379 and $9,294,876, respectively resulting in net unrealized appreciation of $10,696,503. The Fund did not have any tax positions that did not meet the "more likely-than-not" threshold for being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

During the year ended March 31, 2019, the Fund reclassified $594,717 from Distributable Earnings to Additional Paid in Capital to align financial reporting to tax reporting. These permanent differences primarily relate to utilization of earnings and profit distributions to shareholders on redemption of shares.

FPA CAPITAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LP (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 11/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the year ended March 31, 2019, the Fund paid aggregate fees and expenses of $186,499 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Redemption Fees

Effective June 26, 2017, the Board of Directors of the Fund approved the removal of the 2% redemption fee. Prior to that date, a redemption fee of 2% applied to redemptions within 90 days of purchase. For the year ended March 31, 2019, there were no redemption fees collected.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the

FPA CAPITAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2019:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Exploration & Production	$29,570,334	—	—	$29,570,334
Banks	24,661,946	—	—	24,661,946
Oil & Gas Services & Equipment	19,002,498	—	—	19,002,498
Technology Distributors	16,620,416	—	—	16,620,416
Computer Hardware & Storage	15,082,526	—	—	15,082,526
Communications Equipment	10,737,255	—	—	10,737,255
Airlines	10,466,484	—	—	10,466,484
Auto Parts	9,393,653	—	—	9,393,653
Agricultural Machinery	8,289,525	—	—	8,289,525
Semiconductor Devices	6,942,110	—	—	6,942,110
Hotels, Restaurants & Leisure	6,696,415	—	—	6,696,415
Containers & Packaging	6,514,617	—	—	6,514,617
Consumer Goods — Rental	6,211,166	—	—	6,211,166
Semiconductor Manufacturing	5,586,350	—	—	5,586,350
Apparel, Footwear & Accessory Design	4,349,391	—	—	4,349,391
Logistics Services	4,298,077	—	—	4,298,077
Fabricated Metal & Hardware	3,378,827	—	—	3,378,827
Infrastructure Software	3,073,010	—	—	3,073,010
Other Common Stocks	2,927,122	—	—	2,927,122
U.S. Treasuries	—	$61,787,143	—	61,787,143
Short-Term Investment	—	20,037,000	—	20,037,000
	$193,801,722	$81,824,143	—	$275,625,865

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the year ended March 31, 2019.

NOTE 8 — Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

FPA CAPITAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2019, are as follows:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral (Received) Pledged		Assets (Liabilities) Available for Offset	Net Amount of Assets (Liabilities)*
State Street Bank and Trust Company:
Repurchase Agreement	$20,037,000	$(20,037,000	)**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

** Collateral with a value of $20,442,553 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA CAPITAL FUND, INC.
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA CAPITAL FUND, INC.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of FPA Capital Fund, Inc. (the "Fund"), including the portfolio of investments, as of March 31, 2019, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the "financial statements"). The statement of changes in net assets for the year ended March 31, 2018 and the financial highlights for the years ended March 31, 2015, March 31, 2016, March 31, 2017 and March 31, 2018 were audited by another independent registered public accounting firm whose report, dated May 22, 2018, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2019, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of the Fund since 2019.

Los Angeles, CA
May 20, 2019

FPA CAPITAL FUND, INC.
SHAREHOLDER EXPENSE EXAMPLE

March 31, 2019 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2018	$1,000.00	$1,000.00
Ending Account Value March 31, 2019	$942.70	$1,020.54
Expenses Paid During Period*	$4.27	$4.44

*  Expenses are equal to the Fund's annualized expense ratio of 0.89%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2019 (182/365 days).

FPA CAPITAL FUND, INC.
PRIVACY POLICY

(Unaudited)

The Fund considers customer privacy to be an essential part of its investor relationships and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former investors' non-public personal information. The Fund has developed policies that are designed to protect this confidentiality, while permitting investor needs to be served.

Obtaining Personal Information

While providing investors with products and services, the Fund and certain service providers, such as the Fund's Transfer Agent and/or Administrator, may obtain non-public personal information about investors, which may come from sources such as (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) investor transactions, (iv) an investor's brokerage or financial advisory firm, financial advisor or consultant, and/or (v) from information captured on applicable websites. The nonpublic personal information that may be collected from investors may include the investor's name, address, tax identification number, birth date, investment selection, beneficiary information, and possibly the investor's personal bank account information and/or email address if the investor has provided that information, as well as the investor's transaction and account history with the Fund or other investment companies advised by First Pacific Advisors, LP.

Respecting Your Privacy

The Fund does not disclose any non-public personal information provided by investors or gathered by the Fund to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining investor accounts, preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. In many instances, the investors will be clients of a third party, but the Fund may also provide an investor's personal and account information to the investor's respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Fund reserves the right to report or disclose personal or account information to third parties in circumstances where the Fund believes in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by the Fund in which an investor has invested. In addition, the Fund may disclose information about an investor or an investor's accounts to a third party at the investor's request or with the consent of the investor.

Procedures to Safeguard Private Information

The Fund is committed to its obligation to safeguard investor non-public personal information. In addition to this policy, the Fund has implemented procedures that are designed to limit access to an investor's non-public personal information to internal personnel who require the information to complete tasks, such as processing transactions, maintaining client accounts or otherwise providing services the investor requested. Physical, electronic and procedural safeguards are in place to guard an investor's non-public personal information.

Information Collected from Websites

Websites maintained by the Fund or its service providers may use a variety of technologies to collect information that helps the Fund and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as "cookies") allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. If you are a registered user of the Fund's and/or its service providers' website,

FPA CAPITAL FUND, INC.
PRIVACY POLICY (Continued)

(Unaudited)

the Fund, its service providers or third party firms engaged by the Fund or its service providers, may collect or share information submitted by you, which may include personally identifiable information. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Fund does not look for web browser "do not track" requests.

Changes to the Privacy Policy

From time to time, the Fund may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

Revised: February, 2018

FPA CAPITAL FUND, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, and Patrick B. Purcell are all Directors of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Directors"). Directors serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Directors
Sandra Brown, 1955	Director	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2016).	8	None
Mark L. Lipson, 1949	Director & Chairman	2015	Registered Investment Adviser, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2015).	8	None
Alfred E. Osborne, Jr., 1944	Director	1999	Interim Dean, Professor and Faculty Director, Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA (since July 2018). Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Capital Fund, Inc. and FPA New Income, Inc. (since 1999), of FPA Funds Trust (since 2002), of FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since 2013).	8	Kaiser Aluminum, and Wedbush, Inc.

FPA CAPITAL FUND, INC.
DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
A. Robert Pisano, 1943	Director	2013	Consultant (since 2012). Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-2005). Director/Trustee of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since 2012), and of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc. and Source Capital, Inc. (since 2013).	8	Entertainment Partners and Resources Global Professionals
Patrick B. Purcell, 1943	Director	2006	Retired (since 2000). Formerly, Consultant to Paramount Pictures 1998-2000; Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Value Fund, Inc. and FPA Paramount Fund, Inc. (since 2012).	8	None
"Interested" Director(2)
J. Richard Atwood, 1960	Director	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (since 2016). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until 2015, Treasurer of each FPA Fund for more than the past five years.	8	None

(1)  The address of each Director is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

FPA CAPITAL FUND, INC.
DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Arik A. Ahitov, 1975	Vice President and Portfolio Manager	2013

Partner of the Adviser (since January 2015). Managing Director of the Adviser (January 2013 to December 2014), Vice President of the Adviser (October 2010 to December 2012). Formerly, Vice President of Shamrock Capital Advisors, LLC from September 2004 to September 2010.

J. Richard Atwood, 1960	President	1997

Director and President of FPA GP, Inc., the General Partner of FPA (since October 2018). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.

Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since August 2018). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from February 2016 to March 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from June 2010 to January 2016).

E. Lake Setzler III, 1967	Treasurer	2006

Senior Vice President (since January 2013) and Controller of FPA; and Treasurer of each FPA Fund (since February 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund (February 2006 to February 2015).

Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since April 2016). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (September 2013 to April 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding's address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

FPA CAPITAL FUND, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948
(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

TICKER SYMBOL: FPPTX
CUSIP: 302539101

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street,
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA CAPITAL FUND, INC., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov. The Fund's complete proxy voting record for the 12 months ended June 30, 2018 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.         Code of Ethics.

(a)                                 The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)                                 Not applicable.

(c)                                  During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)                                 During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)                                  Not applicable.

(f)                                   A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.         Audit Committee Financial Expert.

The registrant’s board of directors has determined that Patrick B. Purcell, who is a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations or liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.         Principal Accountant Fees and Services.

		2018	2019
(a)	Audit Fees	$45,087	$29,900
(b)	Audit Related Fees	$-0-	$-0-
(c)	Tax Fees(1)	$9,124	$6,200
(d)	All Other Fees	$-0-	$-0-

(1)                                 Tax fees are for the preparation of the Fund’s tax return(s).

(e)(1)                   The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Standards for Attestation Engagements Number 16, or a Successor Statement, issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:

(i)                                     the registrant’s independent auditors inform the audit committee of the engagement,

(ii)           the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and

(iii)          the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)                   0% of the services provided to the registrant described in paragraphs b-d of this items were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)                                   All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)                                  None.

(h)                                 Not applicable.

Item 5.         Audit Committee of Listed Registrants.

Not applicable.

Item 6.         Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.         Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.         Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.         Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.     Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.     Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.     Exhibits.

(a)(1)                  Code of ethics as applies to the registrant’s principal executive and financial officers is attached hereto.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(a)(4)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA CAPITAL FUND, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	June 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	June 5, 2019

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	June 5, 2019